UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 20, 2013

Commission File No.	Registrant; State of Incorporation; Address; and Telephone Number	I.R.S. Employer Identification Number

FIRSTENERGY OHIO PIRB SPECIAL PURPOSE TRUST 2013
333-187692-06	(Exact name of Issuing Entity) (A Delaware Statutory Trust)	46-6795854

001-02323	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY (Exact name of sponsor, servicer and depositor as specified in its charter) (An Ohio Corporation)	34-0150020

001-02578	OHIO EDISON COMPANY (Exact name of sponsor, servicer and depositor as specified in its charter) (An Ohio Corporation)	34-0437786

001-03583	THE TOLEDO EDISON COMPANY (Exact name of sponsor, servicer and depositor as specified in its charter) (An Ohio Corporation)	34-4375005

333-187692-03	CEI FUNDING LLC (A Delaware Limited Liability Company)	46-1367273

333-187692-01	OE FUNDING LLC (A Delaware Limited Liability Company)	46-1367425

333-187692-04	TE FUNDING LLC (A Delaware Limited Liability Company)	46-1367453

c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 20, 2013, FirstEnergy Ohio PIRB Special Purpose Trust 2013 (the “Issuing Entity”) issued and sold $444,922,000 aggregate principal amount of Pass-Through Trust Certificates (the “Certificates”) consisting of (i) $111,971,000 aggregate principal amount of 0.679% Pass-Through Trust Certificates, Tranche A-1, due 2019, (ii) $70,468,000 aggregate principal amount of 1.726% Pass-Through Trust Certificates, Tranche A-2, due 2022, and (iii) $262,483,000 aggregate principal amount of 3.450% Pass-Through Trust Certificates, Tranche A-3, due 2036, pursuant to an Underwriting Agreement, dated as of June 12, 2013, by and among the Issuing Entity, The Cleveland Electric Illuminating Company, Ohio Edison Company, The Toledo Edison Company, CEI Funding LLC, OE Funding LLC, TE Funding LLC and Citigroup Global Markets, Inc., Goldman, Sachs & Co. and Credit Agricole Securities (USA) Inc., as Representatives of the several underwriters named in Schedule I thereto. The Issuing Entity received approximately $442.7 million in net proceeds, before expenses.

The principal assets of the Issuing Entity consist of (i) $232,046,000 aggregate principal amount of phase-in-recovery bonds issued by CEI Funding LLC, (ii) $169,504,000 aggregate principal amount of phase-in-recovery bonds issued by OE Funding LLC, and (iii) $43,372,000 aggregate principal amount of phase-in-recovery bonds issued by TE Funding LLC, which were acquired by the Issuing Entity using the net proceeds from the sale of the Certificates. CEI Funding LLC, OE Funding LLC and TE Funding LLC received approximately $230.9 million, $168.7 million and $43.2 million, respectively, for their phase-in-recovery bonds and used these proceeds for the purchase price for the applicable phase-in-recovery property and financing costs pursuant to the respective phase-in-recovery property purchase and sale agreements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 12, 2013, by and among FirstEnergy Ohio PIRB Special Purpose Trust 2013, The Cleveland Electric Illuminating Company, Ohio Edison Company, The Toledo Edison Company, CEI Funding LLC, OE Funding LLC, TE Funding LLC and Citigroup Global Markets, Inc., Goldman, Sachs & Co. and Credit Agricole Securities (USA) Inc., as Representatives of the several underwriters named in Schedule I thereto.

3.1	Amended and Restated Limited Liability Company Agreement of CEI Funding LLC, dated June 20, 2013.

3.2	Amended and Restated Limited Liability Company Agreement of OE Funding LLC, dated June 20, 2013.

3.3	Amended and Restated Limited Liability Company Agreement of TE Funding LLC, dated June 20, 2013.

4.1	Certificate Indenture, dated as of June 20, 2013, between FirstEnergy Ohio PIRB Special Purpose Trust 2013, and U.S. Bank National Association.

4.2	Amended and Restated Declaration of Trust of FirstEnergy Ohio PIRB Special Purpose Trust 2013 among CEI Funding LLC, OE Funding LLC and TE Funding LLC, acting jointly as Settlors and U.S. Bank Trust National Association, as Delaware Trustee and The Cleveland Electric Illuminating Company, Ohio Edison Company and The Toledo Edison Company, as Administrative Trustee, dated as of June 20, 2013.

4.3	Bond Indenture, dated as of June 20, 2013, between CEI Funding LLC and U.S. Bank National Association.

4.4	Bond Indenture, dated as of June 20, 2013, between OE Funding LLC and U.S. Bank National Association.

4.5	Bond Indenture, dated as of June 20, 2013, between TE Funding LLC and U.S. Bank National Association.

4.6	Form of Pass-Through Trust Certificates (contained in Exhibit 4.1).

4.7	Form of CEI Funding LLC Bonds (contained in Exhibit 4.3).

4.8	Form of OE Funding LLC Bonds (contained in Exhibit 4.4).

4.9	Form of TE Funding LLC Bonds (contained in Exhibit 4.5).

10.1	Fee and Indemnity Agreement, dated as of June 20, 2013, among CEI Funding LLC, OE Funding LLC, TE Funding LLC, U.S. Bank National Association, U.S. Bank Trust National Association and FirstEnergy Ohio PIRB Special Purpose Trust 2013.

10.2	Cross-Indemnity Agreement, dated as of June 20, 2013, among CEI Funding LLC, OE Funding LLC and TE Funding LLC.

10.3	Administration Agreement, dated as of June 20, 2013, between CEI Funding LLC and The Cleveland Electric Illuminating Company.

10.4	Administration Agreement, dated as of June 20, 2013, between OE Funding LLC and Ohio Edison Company.

10.5	Administration Agreement, dated as of June 20, 2013, between TE Funding LLC and The Toledo Edison Company.

10.6	Bond Purchase Agreement, dated as of June 20, 2013, between CEI Funding LLC and FirstEnergy Ohio PIRB Special Purpose Trust 2013.

10.7	Bond Purchase Agreement, dated as of June 20, 2013, between OE Funding LLC and FirstEnergy Ohio PIRB Special Purpose Trust 2013.

10.8	Bond Purchase Agreement, dated as of June 20, 2013, between TE Funding LLC and FirstEnergy Ohio PIRB Special Purpose Trust 2013.

10.9	Phase-In-Recovery Property Purchase and Sale Agreement, dated as of June 20, 2013 between CEI Funding LLC and The Cleveland Electric Illuminating Company.

10.10	Phase-In-Recovery Property Purchase and Sale Agreement, dated as of June 20, 2013, between OE Funding LLC and Ohio Edison Company.

10.11	Phase-In-Recovery Property Purchase and Sale Agreement, dated as of June 20, 2013, between TE Funding LLC and The Toledo Edison Company.

10.12	Phase-In-Recovery Property Servicing Agreement, dated as of June 20, 2013, between CEI Funding LLC and The Cleveland Electric Illuminating Company.

10.13	Phase-In-Recovery Property Servicing Agreement, dated as of June 20, 2013, between OE Funding LLC and Ohio Edison Company.

10.14	Phase-In-Recovery Property Servicing Agreement, dated as of June 20, 2013, between TE Funding LLC and The Toledo Edison Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

June 25, 2013

FIRSTENERGY OHIO PIRB SPECIAL PURPOSE TRUST 2013

By:	The Cleveland Electric Illuminating Company Ohio Edison Company The Toledo Edison Company, as Administrative Trustees

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY OHIO EDISON COMPANY THE TOLEDO EDISON COMPANY CEI FUNDING LLC OE FUNDING LLC TE FUNDING LLC

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President and Controller